Exhibit 99.2

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

Fourth Quarter 2020

Reference is made to Prudential Financial, Inc.'s (PFI) filings with the Securities and
Exchange Commission for general information, and consolidated financial information. All financial information in this document is unaudited.

i

ii

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2020

FINANCIAL METRICS SUMMARY
(in millions, except per share data)

	2019	2020				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2019	2020	% change

Earnings
Adjusted operating income (loss) before income taxes:
PGIM	288	164	324	370	404	998	1,262	26%
U.S. Businesses:
U.S. Workplace Solutions division	342	289	286	394	451	1,586	1,420	-10%
U.S. Individual Solutions division	508	353	185	509	375	1,930	1,422	-26%
Assurance IQ division (1)	(9)	(23)	(16)	(30)	(19)	(9)	(88)	-878%
Total U.S. Businesses	841	619	455	873	807	3,507	2,754	-21%
International Businesses	748	696	691	775	790	3,112	2,952	-5%
Corporate and Other	(738)	(342)	(541)	(455)	(486)	(1,766)	(1,824)	-3%
Total adjusted operating income before income taxes	1,139	1,137	929	1,563	1,515	5,851	5,144	-12%
Income taxes, applicable to adjusted operating income	224	240	189	272	332	1,195	1,033	-14%
After-tax adjusted operating income	915	897	740	1,291	1,183	4,656	4,111	-12%
Income (loss) attributable to Prudential Financial, Inc.	1,128	(271)	(2,409)	1,487	819	4,186	(374)	-109%
Return on Equity
Operating Return on Average Equity (based on adjusted operating income) (2)	9.0%	8.9%	7.8%	13.9%	12.5%	11.6%	10.7%
Return on Average Equity (based on net income (loss))	7.0%	-1.8%	-15.3%	9.0%	4.9%	7.1%	-0.6%
Distributions to Shareholders
Dividends paid	406	445	441	441	442	1,644	1,769	8%
Share repurchases	500	500	—	—	—	2,500	500	-80%
Total capital returned	906	945	441	441	442	4,144	2,269	-45%
Per Share Data
Net income (loss) (diluted)	2.76	(0.70)	(6.12)	3.70	2.03	10.11	(1.00)	-110%
Adjusted Operating Income (diluted)	2.24	2.22	1.85	3.21	2.93	11.24	10.21	-9%
Shareholder dividends	1.00	1.10	1.10	1.10	1.10	4.00	4.40	10%
Book value	155.88	152.45	165.53	165.75	167.81
Book value excluding AOCI and FX (3)	101.04	99.71	92.07	94.36	94.79
Shares Outstanding
Weighted average number of common shares (basic)	400.7	397.0	394.6	395.3	396.2	404.8	395.8	-2%
Weighted average number of common shares (diluted)	403.7	399.6	396.1	397.1	398.3	410.9	397.8	-3%
End of period common shares (basic)	398.8	393.8	394.6	395.4	396.4
End of period common shares (diluted)	404.9	396.5	398.1	399.5	401.8

__________

(1) Assurance IQ was acquired in October of 2019.
(2) Operating Return on Average Equity (based on adjusted operating income) is a non-GAAP measure and represents adjusted operating income after-tax, annualized for interim periods, divided by average Prudential Financial, Inc. equity excluding accumulated other comprehensive income and adjusted to remove amounts included for foreign currency exchange rate remeasurement as described on page 3.
(3) AOCI represents accumulated other comprehensive income and FX represents the remeasurement of foreign currency. See page 3 for further details.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2020

FINANCIAL HIGHLIGHTS
(in millions, except per share data)

	2019	2020				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2019	2020

Earnings per share of Common Stock (diluted):
After-tax adjusted operating income	2.24	2.22	1.85	3.21	2.93	11.24	10.21
Reconciling items:
Realized investment gains (losses), net, and related charges and adjustments	0.18	(1.26)	(6.94)	0.39	(3.05)	(2.33)	(10.85)
Market experience updates	0.16	(2.35)	0.14	(0.34)	0.94	(1.09)	(1.61)
Divested and Run-off Businesses:
Closed Block division	0.08	—	(0.06)	0.02	(0.02)	0.09	(0.06)
Other Divested and Run-off Businesses	0.28	(0.17)	(1.32)	(0.33)	0.24	1.84	(1.58)
Difference in earnings allocated to participating unvested share-based payment awards	—	0.02	0.01	(0.01)	0.01	0.01	0.07
Other adjustments (1)	(0.12)	0.11	0.08	(0.03)	(0.04)	(0.11)	0.13
Total reconciling items, before income taxes	0.58	(3.65)	(8.09)	(0.30)	(1.92)	(1.59)	(13.90)
Income taxes, not applicable to adjusted operating income	0.06	(0.73)	(0.12)	(0.79)	(1.02)	(0.46)	(2.69)
Total reconciling items, after income taxes	0.52	(2.92)	(7.97)	0.49	(0.90)	(1.13)	(11.21)
Net income (loss) attributable to Prudential Financial, Inc.	2.76	(0.70)	(6.12)	3.70	2.03	10.11	(1.00)
Weighted average number of outstanding common shares (basic)	400.7	397.0	394.6	395.3	396.2	404.8	395.8
Weighted average number of outstanding common shares (diluted)	403.7	399.6	396.1	397.1	398.3	410.9	397.8
For earnings per share of Common Stock calculation:
Net income (loss) attributable to Prudential Financial, Inc.	1,128	(271)	(2,409)	1,487	819	4,186	(374)
Earnings related to interest, net of tax, on exchangeable surplus notes	—	—	—	—	—	12	—
Less: Earnings allocated to participating unvested share-based payment awards	12	5	6	18	10	45	21
Net income (loss) attributable to Prudential Financial, Inc. for earnings per share of Common Stock calculation	1,116	(276)	(2,415)	1,469	809	4,153	(395)
After-tax adjusted operating income	915	897	740	1,291	1,183	4,656	4,111
Earnings related to interest, net of tax, on exchangeable surplus notes	—	—	—	—	—	12	—
Less: Earnings allocated to participating unvested share-based payment awards	11	11	9	16	14	53	50
After-tax adjusted operating income for earnings per share of Common Stock calculation	904	886	731	1,275	1,169	4,615	4,061

___________

(1) Represents adjustments not included in the above reconciling items. “Other adjustments” include certain components of the consideration for the Assurance IQ acquisition, which are recognized as compensation expense over the requisite service periods, as well as changes in the fair value of contingent consideration.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2020

OTHER FINANCIAL HIGHLIGHTS
(in millions, except per share data)

	2019	2020				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2019	2020

Capitalization Data (1):
Senior Debt:
Short-term Debt	1,933	2,539	1,130	1,113	925
Long-term Debt	11,071	12,571	12,582	12,558	12,103
Junior Subordinated Long-term Debt	7,575	7,578	7,580	7,611	7,615
Prudential Financial, Inc. Equity:
Including accumulated other comprehensive income	63,115	60,447	65,897	66,217	67,425
Excluding accumulated other comprehensive income (2)	39,076	37,847	35,060	36,216	36,687
Amount included above for remeasurement of foreign currency (3)	(1,835)	(1,687)	(1,593)	(1,482)	(1,399)
Excluding accumulated other comprehensive income and adjusted to remove amount
included for remeasurement of foreign currency (3)	40,911	39,534	36,653	37,698	38,086
Book Value per Share of Common Stock:
Including accumulated other comprehensive income	155.88	152.45	165.53	165.75	167.81
Excluding accumulated other comprehensive income (2)	96.51	95.45	88.07	90.65	91.31
Amount included above for remeasurement of foreign currency (3)	(4.53)	(4.26)	(4.00)	(3.71)	(3.48)
Excluding accumulated other comprehensive income and adjusted to remove amount
included for remeasurement of foreign currency (3)	101.04	99.71	92.07	94.36	94.79
End of period number of common shares (diluted)	404.9	396.5	398.1	399.5	401.8
Common Stock Price Range (based on closing price):
High	95.27	97.10	74.73	70.74	81.29	105.71	97.10
Low	84.95	39.22	46.09	58.03	61.67	78.29	39.22
Close	93.74	52.14	60.90	63.52	78.07	93.74	78.07
Common Stock market capitalization (1)	37,384	20,533	24,031	25,116	30,947

__________

(1) As of end of period.
(2) Foreign currency translation adjustments and the cumulative impact of foreign currency exchange rate remeasurement, except for those items remeasured through net income (loss), are a component of accumulated other comprehensive income.
(3) Includes the cumulative impact of net gains and losses resulting from foreign currency exchange rate remeasurement and associated realized investment gains and losses included in net income (loss) and currency translation adjustments corresponding to realized investment gains and losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2020

OPERATIONS HIGHLIGHTS

	2019	2020				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2019	2020

Assets Under Management and Administration ($ billions) (1)(2):
PGIM:
Institutional customers	552.8	524.8	571.2	591.0	614.9
Retail customers (3)	305.6	282.4	320.2	343.0	372.0
General account	472.6	488.5	503.1	509.1	511.7
Total PGIM	1,331.0	1,295.7	1,394.5	1,443.1	1,498.6
U.S. Businesses:
U.S. Workplace Solutions division	91.6	87.7	93.0	97.1	102.9
U.S. Individual Solutions division (3)	115.5	84.8	105.4	95.2	105.1
Total U.S. Businesses	207.1	172.5	198.4	192.3	208.0
International Businesses	12.8	13.2	12.4	12.7	14.3
Total assets under management	1,550.9	1,481.4	1,605.3	1,648.1	1,720.9
Client assets under administration	291.6	262.1	285.8	306.1	341.7
Total assets under management and administration	1,842.5	1,743.5	1,891.1	1,954.2	2,062.6
Assets managed or administered for customers outside of the United States	420.3	405.4	410.7	424.2	447.3
Distribution Representatives (1):
Prudential Advisors	3,048	3,040	3,075	3,074	3,023
International Life Planners	6,189	6,282	6,257	6,312	6,066
Gibraltar Life Consultants	7,403	7,205	7,150	7,276	7,254
Prudential Advisor Productivity ($ thousands)	84	61	54	61	84	66	65
__________

(1) As of end of period.
(2) At fair market value.
(3) The amounts for fourth quarter of 2019 have been reclassified to conform to current period presentation.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2020

COMBINED STATEMENTS OF OPERATIONS
(in millions)

	2019	2020				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2019	2020	% change

Revenues (1):
Premiums	10,162	6,748	6,734	6,631	7,505	30,072	27,618	-8%
Policy charges and fee income	1,542	1,477	1,509	1,461	1,552	6,042	5,999	-1%
Net investment income	3,674	3,407	3,419	3,625	3,823	14,188	14,274	1%
Asset management fees, commissions and other income	1,503	1,176	1,267	1,619	2,196	5,571	6,258	12%
Total revenues	16,881	12,808	12,929	13,336	15,076	55,873	54,149	-3%
Benefits and Expenses (1):
Insurance and annuity benefits	10,659	7,189	7,304	7,205	8,303	31,576	30,001	-5%
Interest credited to policyholders' account balances	972	940	927	919	926	3,829	3,712	-3%
Interest expense	385	387	397	400	386	1,540	1,570	2%
Deferral of acquisition costs	(680)	(688)	(562)	(695)	(677)	(2,760)	(2,622)	5%
Amortization of acquisition costs	499	548	569	485	486	2,211	2,088	-6%
General and administrative expenses	3,907	3,295	3,365	3,459	4,137	13,626	14,256	5%
Total benefits and expenses	15,742	11,671	12,000	11,773	13,561	50,022	49,005	-2%
Adjusted operating income before income taxes	1,139	1,137	929	1,563	1,515	5,851	5,144	-12%
Income taxes, applicable to adjusted operating income	224	240	189	272	332	1,195	1,033	-14%
After-tax adjusted operating income	915	897	740	1,291	1,183	4,656	4,111	-12%
Reconciling items:
Realized investment gains (losses), net, and related charges and adjustments	73	(503)	(2,749)	153	(1,216)	(958)	(4,315)	-350%
Market experience updates	66	(938)	56	(134)	376	(449)	(640)	-43%
Divested and Run-off Businesses:
Closed Block division	31	(1)	(22)	8	(9)	36	(24)	-167%
Other Divested and Run-off Businesses	114	(69)	(524)	(132)	96	755	(629)	-183%
Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	(32)	(9)	(54)	1	152	(103)	90	187%
Other adjustments (2)	(47)	45	32	(12)	(14)	(47)	51	209%
Total reconciling items, before income taxes	205	(1,475)	(3,261)	(116)	(615)	(766)	(5,467)	-614%
Income taxes, not applicable to adjusted operating income	(3)	(298)	(74)	(322)	(420)	(248)	(1,114)	-349%
Total reconciling items, after income taxes	208	(1,177)	(3,187)	206	(195)	(518)	(4,353)	-740%
Income (loss) before income taxes and equity in earnings of operating joint ventures	1,344	(338)	(2,332)	1,447	900	5,085	(323)	-106%
Income tax expense (benefit)	221	(58)	115	(50)	(88)	947	(81)	-109%
Income (loss) before equity in earnings of operating joint ventures	1,123	(280)	(2,447)	1,497	988	4,138	(242)	-106%
Equity in earnings of operating joint ventures, net of taxes and earnings attributable to noncontrolling interests	5	9	38	(10)	(169)	48	(132)	-375%
Income (loss) attributable to Prudential Financial, Inc.	1,128	(271)	(2,409)	1,487	819	4,186	(374)	-109%
Earnings attributable to noncontrolling interests	10	1	4	20	203	52	228	338%
Net income (loss)	1,138	(270)	(2,405)	1,507	1,022	4,238	(146)	-103%
Less: Income attributable to noncontrolling interests	10	1	4	20	203	52	228	338%
Net income (loss) attributable to Prudential Financial, Inc.	1,128	(271)	(2,409)	1,487	819	4,186	(374)	-109%
__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, revenues of Divested and Run-off Businesses, and changes in the fair value of contingent consideration associated with the Assurance IQ acquisition, and include revenues representing equity in earnings of operating joint ventures other than those classified as Divested and Run-off Businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes, benefits and expenses of Divested and Run-off Businesses, and certain components of the Assurance IQ acquisition which are recognized as compensation expense over the requisite service periods and include charges for income attributable to noncontrolling interests. Beginning with the second quarter of 2019, revenues and expenses exclude market experience updates. See pages 38 and 39 for reconciliation.
(2) Represents adjustments not included in the above reconciling items. “Other adjustments” include certain components of the consideration for the Assurance IQ acquisition, which are recognized as compensation expense over the requisite service periods, as well as changes in the fair value of contingent consideration.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2020

CONSOLIDATED BALANCE SHEETS
(in millions)

	12/31/2019	03/31/2020	06/30/2020	09/30/2020	12/31/2020

Assets:
Investments:
Fixed maturities, available-for-sale, at fair value
(amortized cost $346,574; $349,665; $353,812; $346,511; $354,470; net of allowance for credit losses at 03/31/2020, 06/30/2020, 09/30/2020 and 12/31/2020 $158, $238, $152 and $133) (2)	391,096	389,714	407,944	400,816	412,905
Fixed maturities, held-to-maturity, at amortized cost
(fair value $2,302; $2,249; $2,231; $2,264; $2,298; net of allowance for credit losses at 03/31/2020, 06/30/2020, 09/30/2020, and 12/31/2020 $9, $9, $9 and $9) (1)	1,933	1,895	1,875	1,901	1,930
Fixed maturities, trading, at fair value
(amortized cost $3,917; $3,931; $4,089; $4,353; $3,670)	3,884	3,621	3,933	4,371	3,914
Assets supporting experience-rated contractholder liabilities, at fair value	21,597	21,580	23,245	23,961	24,115
Equity securities, at fair value
(cost $5,560; $5,695; $5,704; $5,395; $5,968) (2)	7,522	6,176	7,010	7,025	8,135
Commercial mortgage and other loans
(net of allowance for credit losses $121; $240; $245; $235; $235) (1)(2)	63,559	63,559	63,469	64,541	65,425
Policy loans (2)	12,096	12,099	12,283	11,502	11,271
Other invested assets
(net of allowance for credit losses at 03/31/2020, 06/30/2020, 09/30/2020 and 12/31/2020 $1, $2, $2 and $2) (1)(2)	15,606	18,071	16,757	16,921	18,125
Short-term investments
(net of allowance for credit losses at 03/31/2020, 06/30/2020, 09/30/2020 and 12/31/2020 $4, $0, $1 and $1) (2)	5,467	7,961	11,416	10,015	7,800
Total investments	522,760	524,676	547,932	541,053	553,620
Cash and cash equivalents (2)	16,327	31,646	21,149	20,658	13,701
Accrued investment income (2)	3,330	3,221	3,296	3,129	3,193
Deferred policy acquisition costs (1)(2)	19,912	19,738	19,667	18,599	19,027
Value of business acquired	1,110	1,070	1,040	1,131	1,103
Other assets
(net of allowance for credit losses at 03/31/2020, 06/30/2020, 09/30/2020 and 12/31/2020 $6, $8, $9 and $11) (1)(2)	20,832	20,694	21,301	21,536	22,801
Separate account assets (2)	312,281	272,667	301,002	305,483	327,277
Total assets	896,552	873,712	915,387	911,589	940,722
Liabilities:
Future policy benefits (2)	293,527	310,817	312,759	303,733	306,343
Policyholders' account balances (2)	152,110	155,898	158,237	159,346	161,682
Securities sold under agreements to repurchase	9,681	10,557	10,488	10,874	10,894
Cash collateral for loaned securities	4,213	3,396	3,447	3,071	3,499
Income taxes (1)(2)	11,378	11,117	13,261	12,111	12,022
Senior short-term debt	1,933	2,539	1,130	1,113	925
Senior long-term debt	11,071	12,571	12,582	12,558	12,103
Junior subordinated long-term debt	7,575	7,578	7,580	7,611	7,615
Other liabilities
(net of allowance for credit losses at 03/31/2020, 06/30/2020, 09/30/2020 and 12/31/2020 $19, $19, $19 and $20) (1)(2)	27,790	24,249	27,196	27,557	29,847
Notes issued by consolidated variable interest entities	1,274	1,251	1,197	1,242	305
Separate account liabilities (2)	312,281	272,667	301,002	305,483	327,277
Total liabilities	832,833	812,640	848,879	844,699	872,512
Equity:
Accumulated other comprehensive income	24,039	22,600	30,837	30,001	30,738
Other equity	39,076	37,847	35,060	36,216	36,687
Total Prudential Financial, Inc. equity	63,115	60,447	65,897	66,217	67,425
Noncontrolling interests	604	625	611	673	785
Total equity	63,719	61,072	66,508	66,890	68,210
Total liabilities and equity	896,552	873,712	915,387	911,589	940,722

__________
(1) 2020 amounts include the impacts of the January 1, 2020 adoption of ASU 2016-13, Financial Instruments - Credit losses.
(2) June 30, 2020 amounts include assets and liabilities held for sale which aggregate to $20,835 million and $17,141 million, respectively, related to the pending sale of The Prudential Life Insurance Company of Korea, Ltd.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2020

COMBINING BALANCE SHEETS
(in millions)
	As of December 31, 2020

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	PGIM	U.S. Workplace Solutions Division	U.S. Individual Solutions Division	Assurance IQ Division	International Businesses	Corporate and Other
Assets:
Total investments	553,620	61,065	492,555	4,462	151,393	91,422	108	211,879	33,291
Deferred policy acquisition costs	19,027	209	18,818	—	290	10,885	—	7,668	(25)
Other assets	40,798	815	39,983	4,176	7,725	16,779	2,595	11,581	(2,873)
Separate account assets	327,277	—	327,277	40,042	99,919	192,585	—	—	(5,269)
Total assets	940,722	62,089	878,633	48,680	259,327	311,671	2,703	231,128	25,124
Liabilities:
Future policy benefits	306,343	46,762	259,581	—	74,341	42,387	—	128,776	14,077
Policyholders' account balances	161,682	4,874	156,808	—	62,838	41,476	—	51,429	1,065
Debt	20,643	—	20,643	2,218	627	7,405	180	95	10,118
Other liabilities	56,567	12,044	44,523	2,893	6,715	9,979	170	18,662	6,104
Separate account liabilities	327,277	—	327,277	40,042	99,919	192,585	—	—	(5,269)
Total liabilities	872,512	63,680	808,832	45,153	244,440	293,832	350	198,962	26,095
Equity:
Accumulated other comprehensive income (loss)	30,738	10	30,728	(39)	7,746	5,907	4	17,219	(109)
Other equity	36,687	(1,615)	38,302	2,439	7,074	11,911	2,349	14,912	(383)
Total Prudential Financial, Inc. equity	67,425	(1,605)	69,030	2,400	14,820	17,818	2,353	32,131	(492)
Noncontrolling interests	785	14	771	1,127	67	21	—	35	(479)
Total equity	68,210	(1,591)	69,801	3,527	14,887	17,839	2,353	32,166	(971)
Total liabilities and equity	940,722	62,089	878,633	48,680	259,327	311,671	2,703	231,128	25,124

	As of December 31, 2019

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	PGIM	U.S. Workplace Solutions Division	U.S. Individual Solutions Division	Assurance IQ Division	International Businesses	Corporate and Other
Assets:
Total investments	522,760	60,331	462,429	4,606	142,114	73,910	101	195,411	46,287
Deferred policy acquisition costs	19,912	235	19,677	—	300	10,809	—	7,442	1,126
Other assets	41,599	761	40,838	3,424	9,586	16,248	2,538	10,429	(1,387)
Separate account assets	312,281	—	312,281	39,625	89,865	184,145	—	53	(1,407)
Total assets	896,552	61,327	835,225	47,655	241,865	285,112	2,639	213,335	44,619
Liabilities:
Future policy benefits	293,527	47,614	245,913	—	72,890	32,568	—	117,384	23,071
Policyholders' account balances	152,110	4,973	147,137	—	57,634	37,669	—	49,509	2,325
Debt	20,579	—	20,579	1,751	665	7,421	64	95	10,583
Other liabilities	54,336	10,379	43,957	3,288	8,691	8,849	197	17,187	5,745
Separate account liabilities	312,281	—	312,281	39,625	89,865	184,145	—	53	(1,407)
Total liabilities	832,833	62,966	769,867	44,664	229,745	270,652	261	184,228	40,317
Equity:
Accumulated other comprehensive income	24,039	(12)	24,051	(53)	5,349	2,691	—	15,795	269
Other equity	39,076	(1,641)	40,717	2,047	6,704	11,748	2,378	13,244	4,596
Total Prudential Financial, Inc. equity	63,115	(1,653)	64,768	1,994	12,053	14,439	2,378	29,039	4,865
Noncontrolling interests	604	14	590	997	67	21	—	68	(563)
Total equity	63,719	(1,639)	65,358	2,991	12,120	14,460	2,378	29,107	4,302
Total liabilities and equity	896,552	61,327	835,225	47,655	241,865	285,112	2,639	213,335	44,619

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2020

SHORT-TERM AND LONG-TERM DEBT - UNAFFILIATED
(in millions)

	As of December 31, 2020				As of December 31, 2019
	Senior Debt				Senior Debt
	Short-term Debt	Long-term Debt	Junior Subordinated Long-term Debt	Total Debt	Short-term Debt	Long-term Debt	Junior Subordinated Long-term Debt	Total Debt

Borrowings by use of proceeds:
Capital Debt	—	5,856	7,615	13,471	—	7,001	7,575	14,576
Operating Debt	779	5,666	—	6,445	1,728	3,425	—	5,153
Limited recourse and non-recourse borrowing	146	581	—	727	205	645	—	850
Total Debt	925	12,103	7,615	20,643	1,933	11,071	7,575	20,579

	As of December 31, 2020				As of December 31, 2019
		The Prudential				The Prudential
	Prudential	Insurance Co.	Other		Prudential	Insurance Co.	Other
	Financial, Inc.	of America (1)(2)	Affiliates	Total Debt	Financial, Inc.	of America (1)(2)	Affiliates	Total Debt

Borrowings by sources:
Capital Debt	12,967	444	60	13,471	14,078	441	57	14,576
Operating Debt	6,018	427	—	6,445	4,557	596	—	5,153
Limited recourse and non-recourse borrowing	—	409	318	727	—	537	313	850
Total Debt	18,985	1,280	378	20,643	18,635	1,574	370	20,579

__________

(1) Includes Prudential Funding, LLC.
(2) Capital Debt at Prudential Insurance Co. of America includes $343 million of surplus notes as of December 31, 2020 and $342 million as of December 31, 2019.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2020

STATEMENTS OF OPERATIONS - PGIM
(in millions)

	2019	2020				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2019	2020	% change

Revenues (1):
Premiums	—	—	—	—	—	—	—	—
Policy charges and fee income	—	—	—	—	—	—	—	—
Net investment income	76	4	92	93	115	200	304	52%
Asset management fees, commissions and other income	862	774	865	973	1,237	3,389	3,849	14%
Total revenues	938	778	957	1,066	1,352	3,589	4,153	16%
Benefits and Expenses (1):
Insurance and annuity benefits	—	—	—	—	—	—	—	—
Interest credited to policyholders' account balances	—	—	—	—	—	—	—	—
Interest expense	13	11	9	7	6	49	33	-33%
Deferral of acquisition costs	(2)	(2)	(2)	(2)	(1)	(7)	(7)	—%
Amortization of acquisition costs	1	2	2	2	2	6	8	33%
General and administrative expenses	638	603	624	689	941	2,543	2,857	12%
Total benefits and expenses	650	614	633	696	948	2,591	2,891	12%
Adjusted operating income before income taxes	288	164	324	370	404	998	1,262	26%
Total revenues	938	778	957	1,066	1,352	3,589	4,153	16%
Less: Passthrough distribution revenue	29	29	26	30	31	112	116	4%
Less: Revenue associated with consolidations	11	(36)	44	46	214	105	268	155%
Total adjusted revenues (2)	898	785	887	990	1,107	3,372	3,769	12%
Adjusted operating margin (2)(3)	32.1%	20.9%	36.5%	37.4%	36.5%	29.6%	33.5%

__________

(1) Revenues exclude realized investment gains, net of losses. Benefits and expenses include charges for income attributable to noncontrolling interests.
(2) Not calculated in accordance with GAAP. Adjusted revenue excludes passthrough distribution revenue and revenue associated with consolidations. Adjusted operating income before income taxes as a percentage of total adjusted revenues.
(3) Reported Operating Margin based on total revenues is 29.9%, 34.7%, 33.9%, 21.1%, and 30.7% for the three months ended December 31, 2020, September 30, 2020, June 30, 2020, March 31, 2020, and December 31, 2019, and respectively and 30.4% and 27.8% for the twelve months ended December 31, 2020, and December 31, 2019, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2020

PGIM - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT INFORMATION

	2019	2020				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2019	2020	% change
Supplementary Revenue Information (in millions):
Analysis of revenues by type:
Asset management fees	691	693	690	750	777	2,682	2,910	9%
Other related revenues (1)	115	22	117	165	248	380	552	45%
Service, distribution and other revenues	132	63	150	151	327	527	691	31%
Total PGIM revenues	938	778	957	1,066	1,352	3,589	4,153	16%
Analysis of asset management fees by source:
Institutional customers	329	328	325	345	352	1,283	1,350	5%
Retail customers	226	229	227	262	285	878	1,003	14%
General account	136	136	138	143	140	521	557	7%
Total asset management fees	691	693	690	750	777	2,682	2,910	9%

Supplementary Assets Under Management Information (at fair market value) (in billions) (2):
	December 31, 2020
	Public Equity	Public Fixed Income	Real Estate	Private Credit and Other Alternatives	Multi-Asset	Total
Institutional customers	61.0	471.6	50.8	25.7	5.8	614.9
Retail customers	136.9	174.7	1.8	0.7	57.9	372.0
General account	4.5	358.2	68.9	80.1	—	511.7
Total	202.4	1,004.5	121.5	106.5	63.7	1,498.6

	December 31, 2019
	Public Equity	Public Fixed Income	Real Estate	Private Credit and Other Alternatives	Multi-Asset	Total
Institutional customers	57.1	418.6	49.1	23.5	4.5	552.8
Retail customers	104.2	138.7	2.0	0.5	60.2	305.6
General account	4.4	328.6	66.0	73.5	0.1	472.6
Total	165.7	885.9	117.1	97.5	64.8	1,331.0
__________
(1) Other related revenues, net of related expenses and charges associated with a joint venture in first quarter 2019 are $179 million, $127 million, $97 million, ($1) million, and $80 million for the three months ended December 31, 2020, September 30, 2020, June 30, 2020, March 31, 2020, and December 31, 2019, respectively and $402 million and $229 million for the twelve months ended December 31, 2020, and December 31, 2019, respectively.
(2) The amounts for fourth quarter of 2019 have been reclassified to conform to current period presentation.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2020

PGIM - SUPPLEMENTARY ASSETS UNDER MANAGEMENT INFORMATION
(in billions)

	2019	2020				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2019	2020

Institutional Customers - Assets Under Management (at fair market value):
Assets gathered by Investment Management & Advisory Services sales force:
Beginning assets under management	483.2	494.6	470.8	512.2	530.0	443.6	494.6
Additions	16.4	20.6	15.0	15.9	16.9	60.8	68.4
Withdrawals	(15.7)	(16.4)	(20.7)	(13.9)	(14.4)	(67.3)	(65.4)
Change in market value	9.8	(27.0)	38.2	15.0	23.0	54.1	49.2
Net money market flows	0.4	(0.5)	9.0	0.1	(6.0)	2.0	2.6
Other	0.5	(0.5)	(0.1)	0.7	0.7	1.4	0.8
Ending assets under management	494.6	470.8	512.2	530.0	550.2	494.6	550.2
Affiliated institutional assets under management	58.2	54.0	59.0	61.0	64.7	58.2	64.7
Total assets managed for institutional customers at end of period	552.8	524.8	571.2	591.0	614.9	552.8	614.9
Net institutional additions (withdrawals), excluding money market activity	0.7	4.2	(5.7)	2.0	2.5	(6.5)	3.0
Retail Customers - Assets Under Management (at fair market value):
Assets gathered by Investment Management & Advisory Services sales force:
Beginning assets under management	179.0	189.7	170.6	209.2	230.0	154.2	189.7
Additions	19.6	23.6	24.6	22.2	24.6	61.2	95.0
Withdrawals	(18.4)	(24.9)	(15.2)	(16.9)	(20.8)	(55.5)	(77.8)
Change in market value	9.1	(17.5)	29.1	15.3	18.3	29.2	45.2
Net money market flows	0.2	0.1	—	0.1	0.2	0.6	0.4
Other	0.2	(0.4)	0.1	0.1	0.2	—	—
Ending assets under management	189.7	170.6	209.2	230.0	252.5	189.7	252.5
Affiliated retail assets under management (1)	115.9	111.8	111.0	113.0	119.5	115.9	119.5
Total assets managed for retail customers at end of period	305.6	282.4	320.2	343.0	372.0	305.6	372.0
Net retail additions (withdrawals), excluding money market activity	1.2	(1.3)	9.4	5.3	3.8	5.7	17.2

__________
	(1) The amount for fourth quarter of 2019 has been reclassified to conform to current period presentation.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2020

COMBINED STATEMENTS OF OPERATIONS - U.S. BUSINESSES
(in millions)

	2019	2020				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2019	2020	% change

Revenues (1):
Premiums	6,433	2,408	3,117	2,586	3,706	14,804	11,817	-20%
Policy charges and fee income	1,469	1,404	1,396	1,401	1,478	5,764	5,679	-1%
Net investment income	2,154	2,063	2,002	2,148	2,234	8,465	8,447	—%
Asset management fees, commissions and other income	850	724	523	844	1,015	2,992	3,106	4%
Total revenues	10,906	6,599	7,038	6,979	8,433	32,025	29,049	-9%
Benefits and Expenses (1):
Insurance and annuity benefits	7,460	3,471	4,148	3,672	4,926	18,569	16,217	-13%
Interest credited to policyholders' account balances	759	718	723	704	716	2,953	2,861	-3%
Interest expense	239	240	209	206	204	945	859	-9%
Deferral of acquisition costs	(339)	(312)	(291)	(293)	(355)	(1,313)	(1,251)	5%
Amortization of acquisition costs	229	240	234	220	231	1,135	925	-19%
General and administrative expenses	1,717	1,623	1,560	1,597	1,904	6,229	6,684	7%
Total benefits and expenses	10,065	5,980	6,583	6,106	7,626	28,518	26,295	-8%
Adjusted operating income before income taxes	841	619	455	873	807	3,507	2,754	-21%

___________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, and changes in the fair value of contingent consideration associated with the Assurance IQ acquisition. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes, certain components of the Assurance IQ acquisition which are recognized as compensation expense over the requisite service periods and include charges for income attributable to noncontrolling interests. Beginning with the second quarter of 2019, revenues and expenses exclude market experience updates. Assurance IQ was acquired in October of 2019.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2020

COMBINED STATEMENTS OF OPERATIONS - U.S. BUSINESSES - U.S. WORKPLACE SOLUTIONS DIVISION
(in millions)

	2019	2020				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2019	2020	% change

Revenues (1):
Premiums	6,165	2,137	2,854	2,325	3,446	13,588	10,762	-21%
Policy charges and fee income	225	240	239	233	228	926	940	2%
Net investment income	1,348	1,303	1,224	1,324	1,382	5,362	5,233	-2%
Asset management fees, commissions and other income	250	181	146	265	293	938	885	-6%
Total revenues	7,988	3,861	4,463	4,147	5,349	20,814	17,820	-14%
Benefits and Expenses (1):
Insurance and annuity benefits	6,652	2,624	3,247	2,852	3,951	15,318	12,674	-17%
Interest credited to policyholders' account balances	445	428	422	407	419	1,789	1,676	-6%
Interest expense	12	10	6	6	4	48	26	-46%
Deferral of acquisition costs	(13)	(2)	(4)	(4)	(8)	(42)	(18)	57%
Amortization of acquisition costs	19	7	12	6	9	45	34	-24%
General and administrative expenses	531	505	494	486	523	2,070	2,008	-3%
Total benefits and expenses	7,646	3,572	4,177	3,753	4,898	19,228	16,400	-15%
Adjusted operating income before income taxes	342	289	286	394	451	1,586	1,420	-10%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2020

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - U.S. WORKPLACE SOLUTIONS DIVISION - RETIREMENT
(in millions)

	2019	2020				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2019	2020	% change

Revenues (1):
Premiums	5,083	1,038	1,702	1,191	2,332	9,218	6,263	-32%
Policy charges and fee income	72	67	62	67	71	272	267	-2%
Net investment income	1,199	1,168	1,103	1,191	1,245	4,738	4,707	-1%
Asset management fees, commissions and other income	224	164	125	241	267	836	797	-5%
Total revenues	6,578	2,437	2,992	2,690	3,915	15,064	12,034	-20%
Benefits and Expenses (1):
Insurance and annuity benefits	5,605	1,534	2,066	1,689	2,721	11,061	8,010	-28%
Interest credited to policyholders' account balances	382	370	372	358	370	1,503	1,470	-2%
Interest expense	12	9	5	5	4	46	23	-50%
Deferral of acquisition costs	(12)	(2)	(4)	(4)	(8)	(37)	(18)	51%
Amortization of acquisition costs	17	6	9	4	7	38	26	-32%
General and administrative expenses	293	275	263	266	283	1,152	1,087	-6%
Total benefits and expenses	6,297	2,192	2,711	2,318	3,377	13,763	10,598	-23%
Adjusted operating income before income taxes	281	245	281	372	538	1,301	1,436	10%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2020

U.S. BUSINESSES - U.S. WORKPLACE SOLUTIONS DIVISION - RETIREMENT SALES RESULTS AND ACCOUNT VALUES
(in millions)

	2019		2020			Year-to-date
	4Q	1Q	2Q	3Q	4Q	2019	2020

Full Service:
Beginning total account value	259,946	272,448	238,435	266,433	285,010	231,669	272,448
Deposits and sales	8,322	8,952	5,455	14,705	11,802	36,394	40,914
Withdrawals and benefits	(8,584)	(8,668)	(7,040)	(9,465)	(9,479)	(35,706)	(34,652)
Change in market value, interest credited, interest income and other activity	12,764	(34,297)	29,583	13,337	27,894	40,091	36,517
Ending total account value	272,448	238,435	266,433	285,010	315,227	272,448	315,227
Net additions (withdrawals)	(262)	284	(1,585)	5,240	2,323	688	6,262
Stable value account values included above	51,293	52,461	53,647	54,924	56,051
Institutional Investment Products:
Beginning total account value	217,580	227,596	227,346	231,142	234,696	200,759	227,596
Additions	8,575	6,893	4,545	2,780	8,251	31,101	22,469
Withdrawals and benefits	(4,307)	(5,510)	(3,527)	(4,189)	(5,062)	(16,743)	(18,288)
Change in market value, interest credited and interest income	1,213	2,435	3,000	1,944	1,475	9,089	8,854
Other (1)	4,535	(4,068)	(222)	3,019	4,027	3,390	2,756
Ending total account value	227,596	227,346	231,142	234,696	243,387	227,596	243,387
Net additions (withdrawals)	4,268	1,383	1,018	(1,409)	3,189	14,358	4,181
Amounts included in ending total account value above:
Investment-only stable value wraps	69,150	70,831	72,886	74,709	76,295	69,150	76,295
Longevity reinsurance (2)	66,074	61,324	62,570	64,937	71,899	66,074	71,899
Group annuities and other products	92,372	95,191	95,686	95,050	95,193	92,372	95,193
Ending total account value	227,596	227,346	231,142	234,696	243,387	227,596	243,387

_________

(1) "Other" activity includes the effect of foreign exchange rate changes associated with our United Kingdom longevity reinsurance business; net presentation of receipts and payments related to funding agreements backed commercial paper which typically have maturities of less than 90 days, and changes in asset balances for externally-managed accounts.
(2) Represents notional amounts based on present value of future benefits under longevity reinsurance contracts which have not been significantly pre-funded.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2020

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - U.S. WORKPLACE SOLUTIONS DIVISION - GROUP INSURANCE
(in millions)

	2019	2020				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2019	2020	% change

Revenues (1):
Premiums	1,082	1,099	1,152	1,134	1,114	4,370	4,499	3%
Policy charges and fee income	153	173	177	166	157	654	673	3%
Net investment income	149	135	121	133	137	624	526	-16%
Asset management fees, commissions and other income	26	17	21	24	26	102	88	-14%
Total revenues	1,410	1,424	1,471	1,457	1,434	5,750	5,786	1%
Benefits and Expenses (1):
Insurance and annuity benefits	1,047	1,090	1,181	1,163	1,230	4,257	4,664	10%
Interest credited to policyholders' account balances	63	58	50	49	49	286	206	-28%
Interest expense	—	1	1	1	—	2	3	50%
Deferral of acquisition costs	(1)	—	—	—	—	(5)	—	100%
Amortization of acquisition costs	2	1	3	2	2	7	8	14%
General and administrative expenses	238	230	231	220	240	918	921	—%
Total benefits and expenses	1,349	1,380	1,466	1,435	1,521	5,465	5,802	6%
Adjusted operating income (loss) before income taxes	61	44	5	22	(87)	285	(16)	-106%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2020

U.S. BUSINESSES -U.S. WORKPLACE SOLUTIONS DIVISION - GROUP INSURANCE SUPPLEMENTARY INFORMATION
(dollar amounts in millions, or as otherwise noted)

	2019	2020				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2019	2020

GROUP INSURANCE ANNUALIZED NEW BUSINESS PREMIUMS:
Group life	21	173	8	46	16	254	243
Group disability	6	108	18	17	20	159	163
Total	27	281	26	63	36	413	406
Future Policy Benefits (1)(2):
Group life	2,405	2,305	2,375	2,397	2,630
Group disability	2,702	2,739	2,755	2,822	2,792
Total	5,107	5,044	5,130	5,219	5,422
Policyholders' Account Balances (1):
Group life	8,382	8,188	8,055	7,729	7,307
Group disability	205	195	160	160	163
Total	8,587	8,383	8,215	7,889	7,470
Separate Account Liabilities (1):
Group life	26,325	26,426	26,511	26,745	28,340
Group Life Insurance:
Gross premiums, policy charges and fee income (3)	1,025	1,034	1,043	1,014	1,040	4,157	4,131
Earned premiums	822	832	887	868	863	3,317	3,450
Earned policy charges and fee income	140	158	161	148	138	601	605
Benefits ratio (4)	85.5%	88.4%	93.4%	93.9%	98.6%	87.0%	93.6%
Administrative operating expense ratio	13.9%	12.4%	11.8%	12.2%	13.2%	12.7%	12.4%
Persistency ratio	92.2%	97.4%	96.4%	96.4%	96.1%
Group Disability Insurance:
Gross premiums, policy charges and fee income (3)	288	292	290	290	279	1,159	1,151
Earned premiums	260	267	265	266	251	1,053	1,049
Earned policy charges and fee income	13	15	16	18	19	53	68
Benefits ratio (4)	82.2%	76.0%	75.7%	73.5%	90.5%	77.7%	78.8%
Administrative operating expense ratio	23.3%	24.8%	26.1%	25.2%	28.2%	24.1%	26.1%
Persistency ratio	93.6%	90.6%	90.0%	89.7%	89.6%
Total Group Insurance:
Benefits ratio (4)	84.8%	85.6%	89.6%	89.4%	96.9%	84.9%	90.4%
Administrative operating expense ratio	16.0%	15.1%	14.9%	15.1%	16.4%	15.2%	15.4%
Net face amount of policies in force (in billions) (5)	1,866	1,890	1,915	1,898	1,909
__________

(1) As of end of period.
(2) Prior period amounts have been reclassified to conform to current period presentation to include liabilities for unpaid claims and claim adjustment expenses.
(3) Before returns of premiums to participating policyholders for favorable claims experience.
(4) Benefit ratios excluding the impact of the annual assumption updates and other refinements in the second quarter. Benefit ratios including these impacts for Group Life, Group Disability, and Total Group Insurance are 93.0%, 74.0% and 89.0% for the three months ended June 30, 2020, respectively. Benefit ratios including these impacts for Group Life, Group Disability, and Total Group Insurance are 93.4%, 78.4%, 90.2% and 87.4%, 75.4%, 84.7% for the twelve months ended December 31, 2020 and December 31, 2019, respectively.
(5) At end of period; net of reinsurance.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2020

COMBINED STATEMENTS OF OPERATIONS - U.S. BUSINESSES - U.S. INDIVIDUAL SOLUTIONS DIVISION
(in millions)

	2019	2020				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2019	2020	% change

Revenues (1):
Premiums	268	271	263	261	260	1,216	1,055	-13%
Policy charges and fee income	1,244	1,164	1,157	1,168	1,250	4,838	4,739	-2%
Net investment income	806	760	777	824	851	3,103	3,212	4%
Asset management fees, commissions and other income	499	483	319	504	526	1,953	1,832	-6%
Total revenues	2,817	2,678	2,516	2,757	2,887	11,110	10,838	-2%
Benefits and Expenses (1):
Insurance and annuity benefits	808	847	901	820	975	3,251	3,543	9%
Interest credited to policyholders' account balances	314	290	301	297	297	1,164	1,185	2%
Interest expense	226	229	202	199	198	896	828	-8%
Deferral of acquisition costs	(326)	(310)	(287)	(289)	(347)	(1,271)	(1,233)	3%
Amortization of acquisition costs	210	233	222	214	222	1,090	891	-18%
General and administrative expenses	1,077	1,036	992	1,007	1,167	4,050	4,202	4%
Total benefits and expenses	2,309	2,325	2,331	2,248	2,512	9,180	9,416	3%
Adjusted operating income before income taxes	508	353	185	509	375	1,930	1,422	-26%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses. Beginning with the second quarter of 2019, revenues and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2020

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - U.S. INDIVIDUAL SOLUTIONS DIVISION - INDIVIDUAL ANNUITIES
(in millions)

	2019	2020				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2019	2020	% change

Revenues (1):
Premiums	30	38	29	33	29	268	129	-52%
Policy charges and fee income	671	619	563	599	628	2,704	2,409	-11%
Net investment income	229	199	233	228	238	856	898	5%
Asset management fees, commissions and other income	291	292	128	288	296	1,167	1,004	-14%
Total revenues	1,221	1,148	953	1,148	1,191	4,995	4,440	-11%
Benefits and Expenses (1):
Insurance and annuity benefits	82	92	67	91	87	435	337	-23%
Interest credited to policyholders' account balances	85	81	87	86	83	334	337	1%
Interest expense	33	34	9	9	7	122	59	-52%
Deferral of acquisition costs	(101)	(99)	(73)	(84)	(110)	(465)	(366)	21%
Amortization of acquisition costs	129	131	135	126	132	513	524	2%
General and administrative expenses	543	536	479	512	552	2,213	2,079	-6%
Total benefits and expenses	771	775	704	740	751	3,152	2,970	-6%
Adjusted operating income before income taxes	450	373	249	408	440	1,843	1,470	-20%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses. Beginning with the second quarter of 2019, revenues and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2020

U.S. BUSINESSES - U.S. INDIVIDUAL SOLUTIONS DIVISION - INDIVIDUAL ANNUITIES SALES RESULTS AND ACCOUNT VALUES
(in millions)

	2019	2020				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2019	2020

Variable Annuities:
Beginning total account value	160,130	164,928	139,047	154,079	158,646	147,339	164,928
Sales: Highest Daily Suite (1)	731	693	402	167	209	3,752	1,471
Other variable annuities (2)	1,127	1,023	649	1,019	1,559	4,788	4,250
Total sales	1,858	1,716	1,051	1,186	1,768	8,540	5,721
Full surrenders and death benefits	(2,448)	(2,491)	(1,387)	(1,789)	(2,079)	(9,271)	(7,746)
Sales, net of full surrenders and death benefits	(590)	(775)	(336)	(603)	(311)	(731)	(2,025)
Partial withdrawals and other benefit payments	(1,379)	(1,301)	(1,061)	(1,115)	(1,347)	(4,801)	(4,824)
Net flows	(1,969)	(2,076)	(1,397)	(1,718)	(1,658)	(5,532)	(6,849)
Change in market value, interest credited, and other	7,689	(22,913)	17,277	7,179	14,463	26,775	16,006
Policy charges	(922)	(892)	(848)	(894)	(905)	(3,654)	(3,539)
Ending total account value	164,928	139,047	154,079	158,646	170,546	164,928	170,546
Variable Annuities Account Value by Product:
Highest Daily Suite - risk retained by Prudential (1)	117,323	97,227	107,282	110,114	117,942	117,323	117,942
Highest Daily Suite - externally reinsured living benefits	3,149	2,617	2,855	2,944	3,173	3,149	3,173
Other variable annuities (2)	44,456	39,203	43,942	45,588	49,431	44,456	49,431
Ending total account value	164,928	139,047	154,079	158,646	170,546	164,928	170,546
Fixed Annuities and other products:
Beginning total account value	4,568	4,753	4,929	5,197	5,552	3,741	4,753
Sales	223	211	295	376	212	1,180	1,094
Full surrenders and death benefits	(21)	(28)	(23)	(22)	(26)	(103)	(99)
Sales, net of full surrenders and death benefits	202	183	272	354	186	1,077	995
Partial withdrawals and other benefit payments	(90)	(98)	(85)	(90)	(94)	(362)	(367)
Net flows	112	85	187	264	92	715	628
Interest credited and other	74	91	81	91	91	298	354
Policy charges	(1)	—	—	—	(1)	(1)	(1)
Ending total account value, gross	4,753	4,929	5,197	5,552	5,734	4,753	5,734
Reinsurance ceded	(71)	(145)	(251)	(374)	(429)	(71)	(429)
Ending total account value, net	4,682	4,784	4,946	5,178	5,305	4,682	5,305
SALES BY DISTRIBUTION CHANNEL:
Variable and Fixed Annuities (3):
Insurance Agents	676	674	496	517	649	2,815	2,336
Wirehouses	310	310	160	199	215	1,760	884
Independent Marketing Organization	30	43	82	61	16	36	202
Independent Financial Planners	904	767	536	706	1,024	4,380	3,033
Bank Distribution	161	133	72	79	76	729	360
Total	2,081	1,927	1,346	1,562	1,980	9,720	6,815
__________

(1) Includes variable annuities with "Highest Daily" optional living benefits retained by Prudential and predecessor "Lifetime Five" feature.
(2) Includes Prudential Defined Income (PDI), Legacy Protection Plus (LPP) death benefit and products without guaranteed minimum income and withdrawal benefits.
(3) Amounts represent gross sales.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2020

U.S. BUSINESSES - U.S. INDIVIDUAL SOLUTIONS DIVISION - INDIVIDUAL ANNUITIES ACCOUNT VALUE ACTIVITY
(in millions)

	2019	2020				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2019	2020

Account Values in General Account (1):
Beginning balance	10,971	11,043	11,500	11,686	12,487	10,298	11,043
Premiums and deposits	354	337	397	1,008	1,467	1,849	3,209
Full surrenders and death benefits	(82)	(91)	(64)	(73)	(89)	(376)	(317)
Premiums and deposits net of full surrenders and death benefits	272	246	333	935	1,378	1,473	2,892
Partial withdrawals and other benefit payments	(166)	(168)	(143)	(150)	(165)	(633)	(626)
Net flows	106	78	190	785	1,213	840	2,266
Interest credited and other	70	67	70	73	191	236	401
Net transfers (to) from separate account	(103)	312	(74)	(57)	(47)	(330)	134
Policy charges	(1)	—	—	—	(1)	(1)	(1)
Ending balance, gross	11,043	11,500	11,686	12,487	13,843	11,043	13,843
Reinsurance ceded	(71)	(145)	(251)	(374)	(429)	(71)	(429)
Ending balance, net	10,972	11,355	11,435	12,113	13,414	10,972	13,414
Account Values in Separate Account (1):
Beginning balance	153,727	158,638	132,476	147,590	151,711	140,782	158,638
Premiums and deposits	1,727	1,590	949	554	513	7,871	3,606
Full surrenders and death benefits	(2,387)	(2,428)	(1,346)	(1,738)	(2,016)	(8,998)	(7,528)
Premiums and deposits net of full surrenders and death benefits	(660)	(838)	(397)	(1,184)	(1,503)	(1,127)	(3,922)
Partial withdrawals and other benefit payments	(1,303)	(1,231)	(1,003)	(1,055)	(1,276)	(4,530)	(4,565)
Net flows	(1,963)	(2,069)	(1,400)	(2,239)	(2,779)	(5,657)	(8,487)
Change in market value, interest credited and other	7,693	(22,889)	17,288	7,197	14,363	26,837	15,959
Net transfers (to) from general account	103	(312)	74	57	47	330	(134)
Policy charges	(922)	(892)	(848)	(894)	(905)	(3,654)	(3,539)
Ending balance	158,638	132,476	147,590	151,711	162,437	158,638	162,437

__________
(1) Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company's general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2020

U.S. BUSINESSES - U.S. INDIVIDUAL SOLUTIONS DIVISION - INDIVIDUAL ANNUITIES LIVING BENEFIT FEATURES
(in millions)

	2019	2020
	4Q	1Q	2Q	3Q	4Q

ACCOUNT VALUE AND NET AMOUNT AT RISK (1):
Variable Annuity Account Values
Guaranteed minimum accumulation benefits	2,297	2,022	2,032	1,984	1,956
Guaranteed minimum withdrawal benefits	353	275	306	305	322
Guaranteed minimum income benefits	2,457	1,955	2,225	2,306	2,492
Guaranteed minimum withdrawal & income benefits - risk retained by Prudential	133,616	113,029	124,927	128,003	136,486
Guaranteed minimum withdrawal & income benefits - externally reinsured	3,150	2,617	2,855	2,944	3,173
Total	141,873	119,898	132,345	135,542	144,429
Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature - risk retained by Prudential	112,269	93,336	102,783	105,449	112,811
Account Values with Auto-Rebalancing Feature - externally reinsured	3,150	2,617	2,855	2,944	3,173
Account Values without Auto-Rebalancing Feature	26,454	23,945	26,707	27,149	28,445
Total	141,873	119,898	132,345	135,542	144,429
Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature - risk retained by Prudential	3,765	9,966	6,070	5,227	3,513
Net Amount at Risk without Auto-Rebalancing Feature	600	1,327	795	695	509
Total	4,365	11,293	6,865	5,922	4,022
__________
(1) At end of period.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2020

U.S. BUSINESSES - U.S. INDIVIDUAL SOLUTIONS DIVISION - INDIVIDUAL ANNUITIES DEATH BENEFIT FEATURES
(in millions)

	2019	2020
	4Q	1Q	2Q	3Q	4Q

ACCOUNT VALUE AND NET AMOUNT AT RISK (1):
Variable Annuity Account Values
Return of net deposits:
Account value	130,465	110,258	121,962	124,939	133,216
Net amount at risk	235	1,465	366	247	208
Minimum return, anniversary contract value, or maximum contract value:
Account value	29,446	24,513	27,066	27,783	29,551
Net amount at risk	2,627	6,036	3,833	3,244	2,327
Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature	115,419	95,955	105,638	108,392	115,984
Account Values without Auto-Rebalancing Feature	44,492	38,816	43,390	44,330	46,783
Total	159,911	134,771	149,028	152,722	162,767
Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	1,238	4,501	2,309	1,795	1,145
Net Amount at Risk without Auto-Rebalancing Feature	1,624	3,000	1,890	1,696	1,390
Total	2,862	7,501	4,199	3,491	2,535
__________
(1) At end of period.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2020

U.S. BUSINESSES - U.S. INDIVIDUAL SOLUTIONS DIVISION - STATEMENTS OF OPERATIONS - INDIVIDUAL LIFE
(in millions)

	2019	2020				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2019	2020	% change

Revenues (1):
Premiums	238	233	234	228	231	948	926	-2%
Policy charges and fee income	573	545	594	569	622	2,134	2,330	9%
Net investment income	577	561	544	596	613	2,247	2,314	3%
Asset management fees, commissions and other income	208	191	191	216	230	786	828	5%
Total revenues	1,596	1,530	1,563	1,609	1,696	6,115	6,398	5%
Benefits and Expenses (1):
Insurance and annuity benefits	726	755	834	729	888	2,816	3,206	14%
Interest credited to policyholders' account balances	229	209	214	211	214	830	848	2%
Interest expense	193	195	193	190	191	774	769	-1%
Deferral of acquisition costs	(225)	(211)	(214)	(205)	(237)	(806)	(867)	-8%
Amortization of acquisition costs	81	102	87	88	90	577	367	-36%
General and administrative expenses	534	500	513	495	615	1,837	2,123	16%
Total benefits and expenses	1,538	1,550	1,627	1,508	1,761	6,028	6,446	7%
Adjusted operating income (loss) before income taxes	58	(20)	(64)	101	(65)	87	(48)	-155%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses. Beginning with the second quarter of 2019, revenues and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2020

U.S. BUSINESSES - U.S. INDIVIDUAL SOLUTIONS DIVISION - INDIVIDUAL LIFE SUPPLEMENTARY INFORMATION
(in millions, or as otherwise noted)

	2019	2020				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2019	2020

ANNUALIZED NEW BUSINESS PREMIUMS (1):
Term life	47	40	40	34	34	200	148
Guaranteed Universal life	26	29	34	20	11	95	94
Other Universal life	42	30	23	20	18	155	91
Variable life	94	88	87	98	176	278	449
Total	209	187	184	172	239	728	782
ANNUALIZED NEW BUSINESS PREMIUMS BY DISTRIBUTION CHANNEL (1):
Prudential Advisors	40	35	35	32	44	151	146
Third party distribution	169	152	149	140	195	577	636
Total	209	187	184	172	239	728	782
ACCOUNT VALUE ACTIVITY:
Policyholders' Account Balances (2):
Beginning balance	28,546	29,041	29,198	29,461	29,635	28,728	29,041
Premiums and deposits	864	749	803	759	713	3,368	3,024
Surrenders and withdrawals	(318)	(319)	(372)	(322)	(354)	(1,294)	(1,367)
Net sales	546	430	431	437	359	2,074	1,657
Benefit payments	(118)	(139)	37	(48)	(80)	(455)	(230)
Net flows	428	291	468	389	279	1,619	1,427
Interest credited and other	450	217	232	213	320	139	982
Net transfers from separate account	70	123	73	87	222	315	505
Policy charges	(453)	(474)	(510)	(515)	(506)	(1,760)	(2,005)
Ending balance	29,041	29,198	29,461	29,635	29,950	29,041	29,950
Separate Account Liabilities:
Beginning balance	33,624	35,633	29,859	34,863	37,342	29,796	35,633
Premiums and deposits	505	637	532	598	790	1,834	2,557
Surrenders and withdrawals	(311)	(251)	(241)	(231)	(243)	(1,101)	(966)
Net sales	194	386	291	367	547	733	1,591
Benefit payments	(111)	(124)	(103)	(109)	(72)	(410)	(408)
Net flows	83	262	188	258	475	323	1,183
Change in market value, interest credited and other	2,251	(5,654)	5,150	2,582	4,116	6,814	6,194
Net transfers to general account	(70)	(123)	(73)	(87)	(222)	(315)	(505)
Policy charges	(255)	(259)	(261)	(274)	(283)	(985)	(1,077)
Ending balance	35,633	29,859	34,863	37,342	41,428	35,633	41,428
NET FACE AMOUNT IN FORCE (in billions) (3):
Term life	233	231	234	236	237
Guaranteed Universal life	67	67	68	68	68
Other Universal life	30	30	30	29	30
Variable life	133	128	132	134	138
Total	463	456	464	467	473

__________
(1) Excludes corporate-owned life insurance.
(2) Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.
(3) At end of period; net of reinsurance. Net Face Amount In Force excludes certain policies considered to be non-core business drivers impacting Adjusted Operating Income for Individual Life. Policies within the Closed Block Division are not reported through Individual Life.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2020

U.S. BUSINESSES - STATEMENTS OF OPERATIONS - ASSURANCE IQ DIVISION
(in millions)

	2019	2020				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2019	2020

Revenues (1):
Premiums	—	—	—	—	—	—	—
Policy charges and fee income	—	—	—	—	—	—	—
Net investment income	—	—	1	—	1	—	2
Asset management fees, commissions and other income	101	60	58	75	196	101	389
Total revenues	101	60	59	75	197	101	391
Benefits and Expenses (1):
Insurance and annuity benefits	—	—	—	—	—	—	—
Interest credited to policyholders' account balances	—	—	—	—	—	—	—
Interest expense	1	1	1	1	2	1	5
Deferral of acquisition costs	—	—	—	—	—	—	—
Amortization of acquisition costs	—	—	—	—	—	—	—
General and administrative expenses	109	82	74	104	214	109	474
Total benefits and expenses	110	83	75	105	216	110	479
Adjusted operating loss before income taxes	(9)	(23)	(16)	(30)	(19)	(9)	(88)

__________
(1) Revenues exclude changes in the fair value of contingent consideration associated with the Assurance IQ acquisition. Benefits and expenses exclude certain components of the Assurance IQ acquisition which are recognized as compensation expense over the requisite service periods. Assurance IQ was acquired in October of 2019.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2020

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL BUSINESSES
(in millions)

	2019	2020				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2019	2020	% change

Revenues (1):
Premiums	3,732	4,344	3,626	4,049	3,808	15,282	15,827	4%
Policy charges and fee income	84	88	125	74	87	329	374	14%
Net investment income	1,300	1,167	1,209	1,276	1,330	4,944	4,982	1%
Asset management fees, commissions and other income	86	37	124	82	150	381	393	3%
Total revenues	5,202	5,636	5,084	5,481	5,375	20,936	21,576	3%
Benefits and Expenses (1):
Insurance and annuity benefits	3,183	3,712	3,155	3,524	3,363	12,971	13,754	6%
Interest credited to policyholders' account balances	213	222	204	215	210	876	851	-3%
Interest expense	4	3	2	1	2	25	8	-68%
Deferral of acquisition costs	(353)	(392)	(280)	(411)	(333)	(1,494)	(1,416)	5%
Amortization of acquisition costs	280	317	347	275	265	1,116	1,204	8%
General and administrative expenses	1,127	1,078	965	1,102	1,078	4,330	4,223	-2%
Total benefits and expenses	4,454	4,940	4,393	4,706	4,585	17,824	18,624	4%
Adjusted operating income before income taxes	748	696	691	775	790	3,112	2,952	-5%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests. Beginning with the second quarter of 2019, revenues and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2020

STATEMENTS OF OPERATIONS - INTERNATIONAL BUSINESSES - LIFE PLANNER
(in millions)

	2019	2020				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2019	2020	% change

Revenues (1):
Premiums	1,801	2,182	1,758	1,944	1,856	7,410	7,740	4%
Policy charges and fee income	51	52	90	41	54	192	237	23%
Net investment income	477	443	430	501	541	1,807	1,915	6%
Asset management fees, commissions and other income	48	41	47	62	80	196	230	17%
Total revenues	2,377	2,718	2,325	2,548	2,531	9,605	10,122	5%
Benefits and Expenses (1):
Insurance and annuity benefits	1,529	1,873	1,522	1,707	1,656	6,298	6,758	7%
Interest credited to policyholders' account balances	47	60	47	56	50	207	213	3%
Interest expense	2	2	1	1	1	13	5	-62%
Deferral of acquisition costs	(178)	(205)	(144)	(212)	(169)	(752)	(730)	3%
Amortization of acquisition costs	121	147	186	113	116	493	562	14%
General and administrative expenses	511	479	411	469	451	1,913	1,810	-5%
Total benefits and expenses	2,032	2,356	2,023	2,134	2,105	8,172	8,618	5%
Adjusted operating income before income taxes	345	362	302	414	426	1,433	1,504	5%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests. Beginning with the second quarter of 2019, revenues and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2020

STATEMENTS OF OPERATIONS - INTERNATIONAL BUSINESSES - GIBRALTAR LIFE AND OTHER
(in millions)

	2019	2020				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2019	2020	% change

Revenues (1):
Premiums	1,931	2,162	1,868	2,105	1,952	7,872	8,087	3%
Policy charges and fee income	33	36	35	33	33	137	137	—%
Net investment income	823	724	779	775	789	3,137	3,067	-2%
Asset management fees, commissions and other income	38	(4)	77	20	70	185	163	-12%
Total revenues	2,825	2,918	2,759	2,933	2,844	11,331	11,454	1%
Benefits and Expenses (1):
Insurance and annuity benefits	1,654	1,839	1,633	1,817	1,707	6,673	6,996	5%
Interest credited to policyholders' account balances	166	162	157	159	160	669	638	-5%
Interest expense	2	1	1	—	1	12	3	-75%
Deferral of acquisition costs	(175)	(187)	(136)	(199)	(164)	(742)	(686)	8%
Amortization of acquisition costs	159	170	161	162	149	623	642	3%
General and administrative expenses	616	599	554	633	627	2,417	2,413	—%
Total benefits and expenses	2,422	2,584	2,370	2,572	2,480	9,652	10,006	4%
Adjusted operating income before income taxes	403	334	389	361	364	1,679	1,448	-14%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests. Beginning with the second quarter of 2019, revenues and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2020

INTERNATIONAL BUSINESSES - SALES RESULTS AND SUPPLEMENTARY INFORMATION
(in millions)

	2019	2020				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2019	2020

Actual exchange rate basis (1):
Net premiums, policy charges and fee income:
Japan, excluding Gibraltar Life	1,649	2,063	1,643	1,830	1,736	6,870	7,272
Gibraltar Life	1,964	2,198	1,903	2,138	1,985	8,009	8,224
All other countries	203	171	205	155	174	732	705
Total	3,816	4,432	3,751	4,123	3,895	15,611	16,201
Annualized new business premiums:
Japan, excluding Gibraltar Life	201	247	124	336	159	865	866
Gibraltar Life	282	307	197	407	238	1,213	1,149
All other countries	63	56	31	45	43	232	175
Total	546	610	352	788	440	2,310	2,190
Annualized new business premiums by distribution channel:
Life Planners	264	303	155	381	202	1,097	1,041
Gibraltar Life Consultants	124	130	87	166	108	607	491
Banks	115	132	62	167	98	427	459
Independent Agency	43	45	48	74	32	179	199
Total	546	610	352	788	440	2,310	2,190
Constant exchange rate basis (2):
Net premiums, policy charges and fee income:
Japan, excluding Gibraltar Life	1,692	2,117	1,673	1,848	1,746	7,072	7,384
Gibraltar Life	2,010	2,250	1,937	2,160	1,989	8,219	8,336
All other countries	212	206	254	210	230	745	900
Total	3,914	4,573	3,864	4,218	3,965	16,036	16,620
Annualized new business premiums:
Japan, excluding Gibraltar Life	202	249	125	336	159	875	869
Gibraltar Life	284	309	198	408	238	1,220	1,153
All other countries	64	61	41	59	57	230	218
Total	550	619	364	803	454	2,325	2,240
Annualized new business premiums by distribution channel:
Life Planners	266	310	166	395	216	1,105	1,087
Gibraltar Life Consultants	126	131	89	168	106	613	494
Banks	115	132	62	167	98	427	459
Independent Agency	43	46	47	73	34	180	200
Total	550	619	364	803	454	2,325	2,240

__________
(1) Translated based on applicable average exchange rates for the period shown.
(2) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 104 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2020

INTERNATIONAL BUSINESSES - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2019	2020
	4Q	1Q	2Q	3Q	4Q

Face amount of individual and group policies in force at end of period (in billions) (1)(2):
(Constant exchange rate basis)
Japan, excluding Gibraltar Life	377	379	379	384	385
Gibraltar Life	366	366	362	365	365
All other countries	69	76	75	77	77
Total	812	821	816	826	827
Number of individual policies in force at end of period (in thousands) (3):
Japan, excluding Gibraltar Life	4,106	4,159	4,171	4,253	4,286
Gibraltar Life	7,166	7,150	6,992	7,029	7,016
All other countries	544	556	564	579	590
Total	11,816	11,865	11,727	11,861	11,892
International life insurance individual policy persistency:
Life Planner:
13 months	92.8%	93.3%	93.3%	93.2%	92.8%
25 months	87.1%	86.9%	85.3%	85.9%	86.3%
Gibraltar Life (4):
13 months	94.6%	94.7%	95.0%	94.8%	94.9%
25 months	87.8%	88.1%	89.3%	89.6%	89.7%
Number of Life Planners at end of period:
Japan	4,356	4,476	4,459	4,531	4,555
All other countries	1,833	1,806	1,798	1,781	1,511
Total Life Planners	6,189	6,282	6,257	6,312	6,066
Gibraltar Life Consultants	7,403	7,205	7,150	7,276	7,254

__________
(1) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 104 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.
(2) Net of reinsurance
(3) Direct business only; policy count includes annuities.
(4) Reflects business sold by Life Consultants and Independent Agents.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2020

STATEMENTS OF OPERATIONS - CORPORATE AND OTHER
(in millions)

	2019	2020				Year-to-date
	4Q	1Q	2Q	3Q	4Q	2019	2020	% change

Revenues (1):
Premiums	(3)	(4)	(9)	(4)	(9)	(14)	(26)	-86%
Policy charges and fee income	(11)	(15)	(12)	(14)	(13)	(51)	(54)	-6%
Net investment income	144	173	116	108	144	579	541	-7%
Asset management fees, commissions and other income	(295)	(359)	(245)	(280)	(206)	(1,191)	(1,090)	8%
Total revenues	(165)	(205)	(150)	(190)	(84)	(677)	(629)	7%
Benefits and Expenses (1):
Insurance and annuity benefits	16	6	1	9	14	36	30	-17%
Interest credited to policyholders' account balances	—	—	—	—	—	—	—	—
Interest expense	129	133	177	186	174	521	670	29%
Deferral of acquisition costs	14	18	11	11	12	54	52	-4%
Amortization of acquisition costs	(11)	(11)	(14)	(12)	(12)	(46)	(49)	-7%
General and administrative expenses	425	(9)	216	71	214	524	492	-6%
Total benefits and expenses	573	137	391	265	402	1,089	1,195	10%
Adjusted operating loss before income taxes	(738)	(342)	(541)	(455)	(486)	(1,766)	(1,824)	-3%
Adjusted operating loss before income taxes comprised as follows:
Investment income (2)	56	48	26	25	34	251	133	-47%
Interest expense on debt (2)	(218)	(218)	(227)	(233)	(216)	(867)	(894)	-3%
Implementation costs	(364)	(22)	(32)	(43)	(97)	(401)	(194)	52%
Long-term and deferred compensation expense	(18)	(46)	(48)	(38)	(6)	(148)	(138)	7%
Other (3)	(194)	(104)	(260)	(166)	(201)	(601)	(731)	-22%
Adjusted operating loss before income taxes	(738)	(342)	(541)	(455)	(486)	(1,766)	(1,824)	-3%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.
(2) The amounts for fourth quarter of 2019 and first quarter of 2020 have been reclassified to conform to current period presentation.
(3) Includes pension and employee benefits and other corporate activities, including consolidating adjustments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2020
INVESTMENT PORTFOLIO COMPOSITION
(in millions)
	December 31, 2020						December 31, 2019
			PFI Excluding						PFI Excluding
	Total	Closed	Closed Block Division				Total	Closed	Closed Block Division
	Portfolio	Block	Amount	% of Total			Portfolio	Block	Amount	% of Total
Fixed maturities:
Public, available-for-sale, at fair value	339,288	29,475	309,813	63.7%			325,393	29,011	296,382	64.9%
Public, held-to-maturity, at amortized cost, net of allowance (1)	1,719	—	1,719	0.4%			1,705	—	1,705	0.4%
Private, available-for-sale, at fair value	72,973	12,749	60,224	12.4%			65,115	12,365	52,750	11.6%
Private, held-to-maturity, at amortized cost, net of allowance (1)	211	—	211	0.1%			228	—	228	0.1%
Fixed maturities, trading, at fair value	3,702	277	3,425	0.7%			2,723	256	2,467	0.5%
Assets supporting experience-rated contractholder liabilities, at fair value	24,115	—	24,115	5.0%			21,597	—	21,597	4.7%
Equity securities, at fair value	7,453	2,345	5,108	1.1%			6,831	2,245	4,586	1.0%
Commercial mortgage and other loans, at book value, net of allowance	64,313	8,421	55,892	11.5%			63,300	8,629	54,671	12.0%
Policy loans, at outstanding balance	11,271	4,064	7,207	1.5%			12,096	4,264	7,832	1.7%
Other invested assets, net of allowance (2)	14,326	3,610	10,716	2.1%			12,544	3,334	9,210	2.0%
Short-term investments, net of allowance	7,764	124	7,640	1.5%			5,450	227	5,223	1.1%
Subtotal (3)	547,135	61,065	486,070	100.0%			516,982	60,331	456,651	100.0%
Invested assets of other entities and operations (4)	6,485	—	6,485				5,778	—	5,778
Total investments	553,620	61,065	492,555				522,760	60,331	462,429

Fixed Maturities by Credit Quality (3)(5):	December 31, 2020						December 31, 2019
	PFI Excluding Closed Block Division						PFI Excluding Closed Block Division
		Gross	Gross					Gross	Gross
	Amortized	Unrealized	Unrealized	Allowance for	Fair		Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Credit Losses	Value	% of Total	Cost	Gains	Losses	Value	% of Total
Public Fixed Maturities:
NAIC Rating (6)
1	218,038	39,679	360	—	257,357	83.1%	221,567	35,494	232	256,829	86.1%
2	35,349	6,897	48	—	42,198	13.6%	28,317	3,485	81	31,721	10.6%
Subtotal - High or Highest Quality Securities	253,387	46,576	408	—	299,555	96.7%	249,884	38,979	313	288,550	96.7%
3	6,056	663	64	—	6,655	2.1%	5,337	637	49	5,925	2.0%
4	2,290	121	67	—	2,344	0.8%	2,659	191	57	2,793	0.9%
5	915	100	29	6	980	0.3%	830	176	66	940	0.3%
6	331	37	24	65	279	0.1%	223	27	16	234	0.1%
Subtotal - Other Securities	9,592	921	184	71	10,258	3.3%	9,049	1,031	188	9,892	3.3%
Total	262,979	47,497	592	71	309,813	100.0%	258,933	40,010	501	298,442	100.0%

Private Fixed Maturities:
NAIC Rating (6)
1	11,913	1,632	21	—	13,524	22.5%	12,215	780	55	12,940	24.3%
2	33,109	3,786	132	—	36,763	61.0%	30,987	1,731	303	32,415	61.2%
Subtotal - High or Highest Quality Securities	45,022	5,418	153	—	50,287	83.5%	43,202	2,511	358	45,355	85.5%
3	5,857	529	31	—	6,355	10.6%	4,696	217	44	4,869	9.2%
4	2,829	90	52	23	2,844	4.7%	2,255	57	41	2,271	4.3%
5	714	23	38	10	689	1.1%	450	20	17	453	0.9%
6	40	11	—	2	49	0.1%	41	4	1	44	0.1%
Subtotal - Other Securities	9,440	653	121	35	9,937	16.5%	7,442	298	103	7,637	14.5%
Total	54,462	6,071	274	35	60,224	100.0%	50,644	2,809	461	52,992	100.0%
__________
(1) On an amortized cost basis, net of allowance, as of December 31, 2020, includes $1,621 million (fair value, $1,963 million) and $211 million (fair value, $225 million) of public and private fixed maturities, respectively, classified as “1” highest quality and $98 million (fair value, $110 million) and $0 million (fair value, $0 million) of public and private fixed maturities, respectively, classified as “2” high quality securities based on the NAIC designations.
(2) Other invested assets consist of investments in limited partnerships and limited liability companies (“LPs/LLCs”), investment real estate held through direct ownership, derivative instruments and other miscellaneous investments.
(3) Excludes (i) assets of our investment management operations, including assets managed for third parties, (ii) derivative operations and (iii) those assets classified as "Separate account assets" on our balance sheet.
(4) Includes invested assets of our investment management and derivative operations. Excludes assets of our investment management operations that are managed for third parties and those assets classified as “Separate account assets” on our balance sheet.
(5) Excludes fixed maturity securities classified as trading. Effective January 1, 2020, fixed maturities securities classified as held-to-maturity are excluded.
(6) Reflects equivalent ratings for investments of the international operations. Includes, as of December 31, 2020 and 2019, 102 securities with amortized cost of $356 million (fair value $382 million) and 796 securities with amortized cost of $3,073 million (fair value $3,130 million), respectively, that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2020

INVESTMENT PORTFOLIO COMPOSITION - JAPANESE INSURANCE OPERATIONS AND EXCLUDING JAPANESE INSURANCE OPERATIONS (1)
(in millions)

	December 31, 2020		December 31, 2019
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	154,261	73.3%	142,220	73.6%
Public, held-to-maturity, at amortized cost, net of allowance	1,719	0.8%	1,705	0.9%
Private, available-for-sale, at fair value	21,748	10.3%	19,189	10.0%
Private, held-to-maturity, at amortized cost, net of allowance	211	0.1%	228	0.1%
Fixed maturities, trading, at fair value	550	0.3%	492	0.3%
Assets supporting experience-rated contractholder liabilities, at fair value	3,149	1.5%	2,777	1.4%
Equity securities, at fair value	2,134	1.0%	2,185	1.1%
Commercial mortgage and other loans, at book value, net of allowance	19,915	9.5%	19,138	9.9%
Policy loans, at outstanding balance	3,078	1.5%	2,859	1.5%
Other invested assets (3)	3,045	1.5%	2,187	1.1%
Short-term investments, net of allowance	438	0.2%	165	0.1%
Total	210,248	100.0%	193,145	100.0%

	December 31, 2020		December 31, 2019
	Amount	% of Total	Amount	% of Total
Excluding Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	155,552	56.4%	154,162	58.5%
Public, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Private, available-for-sale, at fair value	38,476	14.0%	33,561	12.7%
Private, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Fixed maturities, trading, at fair value	2,875	1.0%	1,975	0.8%
Assets supporting experience-rated contractholder liabilities, at fair value	20,966	7.6%	18,820	7.1%
Equity securities, at fair value	2,974	1.1%	2,401	0.9%
Commercial mortgage and other loans, at book value, net of allowance	35,977	13.0%	35,533	13.5%
Policy loans, at outstanding balance	4,129	1.5%	4,973	1.9%
Other invested assets, net of allowance (3)	7,671	2.8%	7,023	2.7%
Short-term investments, net of allowance	7,202	2.6%	5,058	1.9%
Total	275,822	100.0%	263,506	100.0%
__________
(1) Excludes Closed Block division.
(2) Excludes assets classified as "Separate account assets" on our balance sheet.
(3) Other invested assets consist of investments in LPs/LLCs, investment real estate held through direct ownership, derivative instruments and other miscellaneous investments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2020

INVESTMENT RESULTS (1)
(in millions)

	Three Months Ended December 31
	2020			2019
			Realized			Realized
	Investment Income		Gains	Investment Income		Gains
	Yield (5)	Amount	(Losses)	Yield (5)	Amount	(Losses)
General Account (2)
Fixed maturities (3)	3.67%	2,801	3	3.84%	2,900	128
Equity securities	2.98%	35	—	2.88%	32	—
Commercial mortgage and other loans	3.81%	470	2	4.64%	556	(1)
Policy loans	3.98%	72	—	4.75%	91	—
Short-term investments and cash equivalents	0.32%	15	(1)	2.03%	90	—
Gross investment income before investment expenses	3.53%	3,393	4	3.87%	3,669	127
Investment expenses	-0.14%	(121)	—	-0.14%	(159)	—
Subtotal	3.39%	3,272	4	3.73%	3,510	127
Other investments (3)		364	(1,583)		128	(367)
Investment results of other entities and operations (4)		338	(60)		307	(36)
Less, investment income related to adjusted operating income reconciling items		(151)			(271)
Total		3,823	(1,639)		3,674	(276)

	Twelve Months Ended December 31
	2020			2019
			Realized			Realized
	Investment Income		Gains	Investment Income		Gains
	Yield (5)	Amount	(Losses)	Yield (5)	Amount	(Losses)
General Account (2)
Fixed maturities (3)	3.75%	11,291	452	3.87%	11,409	633
Equity securities	2.74%	120	—	2.77%	115	—
Commercial mortgage and other loans	3.94%	1,901	7	4.26%	1,954	(7)
Policy loans	4.47%	336	—	4.84%	363	—
Short-term investments and cash equivalents	0.83%	185	5	2.62%	400	1
Gross investment income before investment expenses	3.61%	13,833	464	3.88%	14,241	627
Investment expenses	-0.14%	(517)	—	-0.14%	(680)	—
Subtotal	3.47%	13,316	464	3.74%	13,561	627
Other investments (3)		658	(4,593)		562	(1,570)
Investment results of other entities and operations (4)		1,196	60		1,139	(37)
Less, investment income related to adjusted operating income reconciling items		(896)			(1,074)
Total		14,274	(4,069)		14,188	(980)
__________

(1) Excludes Closed Block division.
(2) Excludes commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders, assets of our investment management operations, including assets that are managed for third parties and assets classified as "Separate account assets" on our balance sheet.
(3) Includes fixed maturity securities classified as available-for-sale and held-to-maturity and excludes fixed maturity securities classified as trading, which are included in "Other investments." Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.
(4) Includes invested income of commercial loans, assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment management operations.
(5) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost (2019) and amortized cost, net of allowance (2020). Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2020

INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS
(in millions)

	Three Months Ended December 31
	2020			2019
			Realized			Realized
	Investment Income		Gains	Investment Income		Gains
	Yield (1)	Amount	(Losses)	Yield (1)	Amount	(Losses)
Japanese Insurance Operations:
Fixed maturities (2)	2.72%	991	20	2.83%	967	126
Equity securities	5.20%	27	—	4.72%	25	—
Commercial mortgage and other loans	3.70%	181	2	5.04%	238	—
Policy loans	2.52%	20	—	3.83%	27	—
Short-term investments and cash equivalents	0.34%	2	—	2.35%	6	—
Gross investment income before investment expenses	2.84%	1,221	22	3.13%	1,263	126
Investment expenses	-0.14%	(61)	—	-0.14%	(69)	—
Subtotal	2.70%	1,160	22	2.99%	1,194	126
Other investments (2)		108	(236)		47	(176)
Total		1,268	(214)		1,241	(50)

	Twelve Months Ended December 31
	2020			2019
			Realized			Realized
	Investment Income		Gains	Investment Income		Gains
	Yield (1)	Amount	(Losses)	Yield (1)	Amount	(Losses)
Japanese Insurance Operations:
Fixed maturities (2)	2.78%	3,875	371	2.87%	3,842	626
Equity securities	3.62%	72	—	3.27%	66	—
Commercial mortgage and other loans	3.85%	731	5	4.29%	767	1
Policy loans	3.23%	98	—	3.92%	107	—
Short-term investments and cash equivalents	0.86%	14	1	3.40%	27	—
Gross investment income before investment expenses	2.91%	4,790	377	3.06%	4,809	627
Investment expenses	-0.14%	(245)	—	-0.14%	(280)	—
Subtotal	2.77%	4,545	377	2.92%	4,529	627
Other investments (2)		245	486		184	431
Total		4,790	863		4,713	1,058
__________
(1) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost (2019) and amortized cost, net of allowance (2020). Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.
(2) Includes fixed maturity securities classified as available-for-sale and held-to-maturity and excludes fixed maturity securities classified as trading, which are included in "Other investments." Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2020

INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS (1)
(in millions)

	Three Months Ended December 31
	2020			2019
			Realized			Realized
	Investment Income		Gains	Investment Income		Gains
	Yield (4)	Amount	(Losses)	Yield (4)	Amount	(Losses)
Excluding Japanese Insurance Operations (2):
Fixed maturities (3)	4.53%	1,810	(17)	4.67%	1,933	2
Equity securities	1.23%	8	—	1.16%	7	—
Commercial mortgage and other loans	3.88%	289	—	4.38%	318	(1)
Policy loans	5.11%	52	—	5.28%	64	—
Short-term investments and cash equivalents	0.32%	13	(1)	2.01%	84	—
Gross investment income before investment expenses	4.08%	2,172	(18)	4.41%	2,406	1
Investment expenses	-0.13%	(60)	—	-0.14%	(90)	—
Subtotal	3.95%	2,112	(18)	4.27%	2,316	1
Other investments (3)		256	(1,347)		81	(191)
Total		2,368	(1,365)		2,397	(190)

	Twelve Months Ended December 31
	2020			2019
			Realized			Realized
	Investment Income		Gains	Investment Income		Gains
	Yield (4)	Amount	(Losses)	Yield (4)	Amount	(Losses)
Excluding Japanese Insurance Operations (2):
Fixed maturities (3)	4.59%	7,416	81	4.71%	7,567	7
Equity securities	2.01%	48	—	2.30%	49	—
Commercial mortgage and other loans	4.00%	1,170	2	4.25%	1,187	(8)
Policy loans	5.31%	238	—	5.36%	256	—
Short-term investments and cash equivalents	0.83%	171	4	2.58%	373	1
Gross investment income before investment expenses	4.15%	9,043	87	4.49%	9,432	—
Investment expenses	-0.14%	(272)	—	-0.15%	(400)	—
Subtotal	4.01%	8,771	87	4.34%	9,032	—
Other investments (3)		413	(5,079)		378	(2,001)
Total		9,184	(4,992)		9,410	(2,001)
__________
(1) Excludes Closed Block division.
(2) Excludes commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders, assets of our investment management operations, including assets that are managed for third parties and assets classified as "Separate account assets" on our balance sheet.
(3) Includes fixed maturity securities classified as available-for-sale and excludes fixed maturity securities classified as trading, which are included in "Other investments." Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.
(4) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost (2019) and amortized cost, net of allowance (2020). Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2020

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Three Months Ended December 31, 2020								Three Months Ended December 31, 2019
		Reconciling Items								Reconciling Items
	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP (3)	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP (3)

Revenues:
Premiums	7,505	—	—	525	271	—	—	8,301	10,162	—	—	589	479	—	—	11,230
Policy charges and fee income	1,552	(13)	8	—	6	—	—	1,553	1,542	(65)	(4)	—	42	—	—	1,515
Net investment income	3,823	(9)	—	602	160	—	—	4,576	3,674	(9)	—	596	280	—	—	4,541
Realized investment gains (losses), net	89	(1,874)	202	(84)	(56)	—	—	(1,723)	52	(230)	(1)	66	(97)	—	—	(210)
Asset management fees, commissions and other income	2,107	710	—	405	152	(52)	—	3,322	1,451	359	—	234	143	(35)	(5)	2,147
Total revenues	15,076	(1,186)	210	1,448	533	(52)	—	16,029	16,881	55	(5)	1,485	847	(35)	(5)	19,223
Benefits and Expenses:
Insurance and annuity benefits	8,303	(40)	(62)	1,338	369	—	—	9,908	10,659	(136)	(65)	1,329	589	—	—	12,376
Interest credited to policyholders' account balances	926	222	(22)	31	6	—	—	1,163	972	132	(3)	33	17	—	—	1,151
Interest expense	386	—	—	—	1	—	—	387	385	—	—	1	1	—	—	387
Deferral of acquisition costs	(677)	—	—	—	(1)	—	—	(678)	(680)	—	—	—	(64)	—	—	(744)
Amortization of acquisition costs	486	(78)	(76)	6	1	—	—	339	499	(2)	(13)	6	34	—	—	524
General and administrative expenses	4,137	(74)	(6)	82	61	(204)	14	4,010	3,907	(12)	10	85	156	(3)	42	4,185
Total benefits and expenses	13,561	30	(166)	1,457	437	(204)	14	15,129	15,742	(18)	(71)	1,454	733	(3)	42	17,879

	Twelve Months Ended December 31, 2020								Twelve Months Ended December 31, 2019
		Reconciling Items								Reconciling Items
	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP (3)	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP (3)

Revenues:
Premiums	27,618	—	—	1,982	1,540	—	—	31,140	30,072	—	—	2,207	1,923	—	—	34,202
Policy charges and fee income	5,999	(134)	40	—	124	—	—	6,029	6,042	(252)	20	—	168	—	—	5,978
Net investment income	14,274	(35)	—	2,240	931	—	—	17,410	14,188	(36)	—	2,323	1,110	—	—	17,585
Realized investment gains (losses), net	300	(4,337)	(236)	182	204	—	—	(3,887)	298	(1,357)	(99)	521	178	—	—	(459)
Asset management fees, commissions and other income	5,958	909	—	362	(855)	(138)	105	6,341	5,273	1,507	—	591	281	(146)	(5)	7,501
Total revenues	54,149	(3,597)	(196)	4,766	1,944	(138)	105	57,033	55,873	(138)	(79)	5,642	3,660	(146)	(5)	64,807
Benefits and Expenses:
Insurance and annuity benefits	30,001	—	261	4,306	2,116	—	—	36,684	31,576	(136)	191	5,094	2,369	—	—	39,094
Interest credited to policyholders' account balances	3,712	635	21	127	43	—	—	4,538	3,829	855	4	130	62	—	—	4,880
Interest expense	1,570	—	—	1	3	—	—	1,574	1,540	—	—	7	4	—	—	1,551
Deferral of acquisition costs	(2,622)	—	—	—	(140)	—	—	(2,762)	(2,760)	—	—	—	(205)	—	—	(2,965)
Amortization of acquisition costs	2,088	(116)	132	26	91	—	—	2,221	2,211	(181)	139	29	134	—	—	2,332
General and administrative expenses	14,256	199	30	330	460	(228)	54	15,101	13,626	282	36	346	541	(43)	42	14,830
Total benefits and expenses	49,005	718	444	4,790	2,573	(228)	54	57,356	50,022	820	370	5,606	2,905	(43)	42	59,722

__________
(1) See page 40 for a definition of adjusted operating income.
(2) Represents adjustments not included in the above reconciling items. “Other adjustments” include certain components of the consideration for the Assurance IQ acquisition, which are recognized as compensation expense over the requisite service periods, as well as changes in the fair value of contingent consideration.
(3) U.S. generally accepted accounting principles.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2020

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Three Months Ended March 31, 2020								Three Months Ended June 30, 2020
		Reconciling Items								Reconciling Items
	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP (3)	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP (3)

Revenues:
Premiums	6,748	—	—	480	436	—	—	7,664	6,734	—	—	518	441	—	—	7,693
Policy charges and fee income	1,477	(61)	23	—	50	—	—	1,489	1,509	(20)	(3)	—	37	—	—	1,523
Net investment income	3,407	(8)	—	545	258	—	—	4,202	3,419	(8)	—	511	264	—	—	4,186
Realized investment gains (losses), net	249	1,243	(357)	256	276	—	—	1,667	(111)	(3,625)	(11)	(8)	3	—	—	(3,752)
Asset management fees, commissions and other income	927	(1,599)	—	(604)	(328)	(12)	58	(1,558)	1,378	1,315	—	319	(537)	(57)	47	2,465
Total revenues	12,808	(425)	(334)	677	692	(12)	58	13,464	12,929	(2,338)	(14)	1,340	208	(57)	47	12,115
Benefits and Expenses:
Insurance and annuity benefits	7,189	181	371	553	635	—	—	8,929	7,304	(53)	(114)	1,241	603	—	—	8,981
Interest credited to policyholders' account balances	940	(630)	39	32	11	—	—	392	927	854	6	32	13	—	—	1,832
Interest expense	387	—	—	1	1	—	—	389	397	—	—	—	—	—	—	397
Deferral of acquisition costs	(688)	—	—	—	(52)	—	—	(740)	(562)	—	—	—	(62)	—	—	(624)
Amortization of acquisition costs	548	208	157	7	37	—	—	957	569	(352)	36	6	28	—	—	287
General and administrative expenses	3,295	319	37	85	129	(3)	13	3,875	3,365	(38)	2	83	150	(3)	15	3,574
Total benefits and expenses	11,671	78	604	678	761	(3)	13	13,802	12,000	411	(70)	1,362	732	(3)	15	14,447

	Three Months Ended September 30, 2020
		Reconciling Items
	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP (3)

Revenues:
Premiums	6,631	—	—	459	392	—	—	7,482
Policy charges and fee income	1,461	(40)	12	—	31	—	—	1,464
Net investment income	3,625	(10)	—	582	249	—	—	4,446
Realized investment gains (losses), net	73	(81)	(70)	18	(19)	—	—	(79)
Asset management fees, commissions and other income	1,546	483	—	242	(142)	(17)	—	2,112
Total revenues	13,336	352	(58)	1,301	511	(17)	—	15,425
Benefits and Expenses:
Insurance and annuity benefits	7,205	(88)	66	1,174	509	—	—	8,866
Interest credited to policyholders' account balances	919	189	(2)	32	13	—	—	1,151
Interest expense	400	—	—	—	1	—	—	401
Deferral of acquisition costs	(695)	—	—	—	(25)	—	—	(720)
Amortization of acquisition costs	485	106	15	7	25	—	—	638
General and administrative expenses	3,459	(8)	(3)	80	120	(18)	12	3,642
Total benefits and expenses	11,773	199	76	1,293	643	(18)	12	13,978
__________
(1) See page 40 for a definition of adjusted operating income.
(2) Represents adjustments not included in the above reconciling items. “Other adjustments” include certain components of the consideration for the Assurance IQ acquisition, which are recognized as compensation expense over the requisite service periods, as well as changes in the fair value of contingent consideration.
(3) U.S. generally accepted accounting principles.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2020

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:
Adjusted operating income is a non-GAAP measure of performance that excludes “Realized investment gains (losses), net,” as adjusted, and related charges and adjustments. A significant element of realized investment gains and losses are impairments and credit-related and interest rate-related gains and losses. Impairments and losses from sales of credit-impaired securities, the timing of which depends largely on market credit cycles, can vary considerably across periods. The timing of other sales that would result in gains or losses, such as interest rate-related gains or losses, is largely subject to our discretion and influenced by market opportunities as well as our tax and capital profile.

Realized investment gains (losses) within certain of our businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Adjusted operating income generally excludes realized investment gains and losses from products that contain embedded derivatives, and from associated derivative portfolios that are part of an asset-liability management program related to the risk of those products. Adjusted operating income also excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged or considered part of our capital funding strategies for our international subsidiaries, as well as gains and losses on certain investments that are classified as other trading account assets. Additionally, market experience updates, reflecting the immediate impacts in current period results from changes in current market conditions on estimates of profitability, are excluded from adjusted operating income beginning with the second quarter of 2019, which we believe enhances the understanding of underlying performance trends.

Adjusted operating income also excludes investment gains and losses on assets supporting experience-rated contractholder liabilities and changes in experience-rated contractholder liabilities due to asset value changes, because these recorded changes in asset and liability values are expected to ultimately accrue to contractholders. In addition, adjusted operating income excludes the results of Divested and Run-off Businesses, which are not relevant to our ongoing operations. Earnings attributable to noncontrolling interests is presented as a separate component of net income under GAAP and excluded from adjusted operating income.

Adjusted operating income does not equate to "Net income" as determined in accordance with U.S. GAAP but is the measure of profit or loss we use to evaluate segment performance. Adjusted operating income is not a substitute for income determined in accordance with U.S. GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability of our businesses. Trends in the underlying profitability of our businesses can be more clearly identified without the fluctuating effects of the items described above.

2. After-tax adjusted operating income:
Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes. The tax effect associated with pre-tax adjusted operating income is based on applicable IRS and foreign tax regulations inclusive of pertinent adjustments.

3. Annualized New Business Premiums:
Premiums from new sales that are expected to be collected over a one year period. Group insurance annualized new business premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers' Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance annualized new business premiums include premiums from the takeover of claim liabilities. Excess (unscheduled) and single premium business for the company's domestic individual life and international operations are included in annualized new business premiums based on a 10% credit. Amounts ascribed to Gibraltar Life Consultants include production by captive agents associated with consolidated joint venture of Gibraltar Life and Other operations.

4. Assets Under Management:
Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company's products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company's products).

5. Prudential Financial, Inc. Equity:
Amount of capital assigned to each of the Company's segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment's risks. Equity represents all of Prudential Financial, Inc. equity that is not attributable to noncontrolling interests.

6. Book value per share of Common Stock:
Equity attributed to Prudential Financial, Inc. divided by the number of common shares outstanding at end of period, on a diluted basis. Book value per share excluding Accumulated Other Comprehensive Income (Loss) (“AOCI”) and adjusted to remove amount included for remeasurement of foreign currency exchange rate is a non-GAAP measure. These items are excluded in order to highlight the book value attributable to our core business operations. This non-GAAP measure augments the understanding of our financial position by providing a measure of net worth that is primarily attributable to our business operations separate from the portion that is affected by capital and currency market conditions and by isolating the accounting impact associated with insurance liabilities that are generally not marked to market and the supporting investments that are marked to market through AOCI under GAAP. However, book value per share excluding both AOCI and adjusted to remove amount included for foreign currency exchange rate remeasurement is not a substitute for book value per share including AOCI determined in accordance with GAAP, and the adjustments made to derive the measure are important to an understanding of our overall financial position.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2020

KEY DEFINITIONS AND FORMULAS

7. Borrowings - Capital Debt:
Borrowings that are or will be used for capital requirements at Prudential Financial, Inc as well as borrowings invested in equity or debt securities of direct or indirect subsidiaries of Prudential Financial, Inc., and subsidiary borrowings, utilized for capital requirements.

8. Borrowings - Operating Debt:
Debt issued to finance the operating needs of the businesses.

9. Client Assets:
Fair market value of assets in client accounts of International brokerage operations, Prudential Bank and mortgage loan servicing business, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services.

10. Divested and Run-off Businesses:
Businesses that have been or will be sold or exited, including businesses that have been placed in wind down status that do not qualify for “discontinued operations” accounting treatment under U.S. GAAP.

11. Earned Premiums:
The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

12. Full Service Retirement:
The Full Service Retirement line of business provides retirement plan products and services to public, private and not-for-profit organizations. This business provides recordkeeping, plan administration, actuarial advisory services, participant education and communication services, trustee services and institutional and retail investment funds. This business mainly services defined contribution and defined benefit plans; non-qualified plans are also serviced. For clients with both defined contribution and defined benefit plans, integrated recordkeeping services are available.

13. Full Service Stable Value:
Our Full Service Stable Value products represent fixed rate options on investment funds offered to Retirement customers. These products contain an obligation to pay interest at a specified rate for a specific period of time. Upon termination these products repay account balances at market value immediately or may be liquidated at book value over time. Substantially all of these products are either fully or partially participating, with annual or semi-annual resets giving effect to previous investment experience. These products are issued through the general account, separate accounts or client-owned trusts. Profits from partially participating general account products result from the spread between the rate of return on investment assets and the interest rates credited to the customer, less expenses. For fully participating products, generally subject to a minimum interest rate guarantee, we earn fee income.

14. General Account:
Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

15. Gibraltar Life:
Includes results from consolidated joint venture operation of Gibraltar Life and Other operations.

16. Gibraltar Life Consultants:
Captive insurance agents for Gibraltar Life. Count and policy persistency do not include captive agents associated with consolidated joint venture of Gibraltar Life and Other operations.

17. Group Insurance Benefits Ratios:
Ratio of policyholder benefits to earned premiums, policy charges and fee income.

18. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:
Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

19. Individual Annuity Account Values in General Account and Separate Account:
Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

20. Individual Annuities - Net Amounts at Risk:
Living Benefit Features - For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

Death Benefit Features - Net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2020

KEY DEFINITIONS AND FORMULAS

21. Insurance and Annuity Benefits:
Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

22. International Life Planners:
Captive insurance Advisors in our Life Planner operations.

23. Non-recourse and Limited-recourse Debt:
Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets.

24. Other Related Revenues:
Other related revenues include incentive fees, transaction fees, co- and seed investment results, and commercial mortgage revenues.

25. PGIM Asset Under Management Classifications:
Public Equity - Represents stock ownership interest in a corporation or partnership (excluding hedge funds) or real estate investment trust.

Public Fixed Income - Represents debt instruments that pay fixed interest and usually have a maturity (excluding mortgages).

Real Estate - Includes direct real estate equity and real estate mortgages.

Private Credit and Other Alternatives - Includes private credit, private equity, hedge funds and other alternative strategies.

Multi-Asset - Includes funds or products that invest in more than one asset class, balancing equity and fixed income funds and target date funds.

26. Policy Persistency - Group Insurance:
Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers' Group Life Insurance and Prudential Employee Benefit Plan).

27. Policy Persistency - International Businesses:
13 month persistency represents the average percentage of face amount of policies that are still in force at their 13th policy month. 25 month persistency represents the average percentage of face amount of policies that are still in force at their 25th policy month.

28. Prudential Advisor Productivity:
Commissions on new sales of all products by Prudential Advisors under contract for the entire period, divided by the number of those Prudential Advisors. Excludes commissions on new sales by Prudential Advisors hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

29. Prudential Advisors:
Captive financial professionals and field managers in our insurance operations in the United States.

30. Separate Accounts:
Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

31. Variable Investment Income:
Consists of income from equity and alternative investments along with prepayment fee income.

32. Wrap-Fee Products:
Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc.
Quarterly Financial Supplement
Fourth Quarter 2020

RATINGS AND INVESTOR INFORMATION

FINANCIAL STRENGTH RATINGS
as of February 4, 2021
		Standard &		Fitch
	A.M. Best*	Poor's	Moody's*	Ratings*
The Prudential Insurance Company of America	A+	AA-	Aa3	AA-
PRUCO Life Insurance Company	A+	AA-	Aa3	AA-
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR	AA-
Prudential Annuities Life Assurance Corporation	A+	AA-	NR	AA-
Prudential Retirement Insurance and Annuity Company	A+	AA-	Aa3	AA-
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	A+	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	A+	NR	NR
The Prudential Gibraltar Financial Life Insurance Co. Ltd.	NR	A+	NR	NR
CREDIT RATINGS:
as of February 4, 2021

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F1
Long-Term Senior Debt	a-	A	A3	A-
Junior Subordinated Long-Term Debt	bbb	BBB+	Baa1	BBB

The Prudential Insurance Company of America:
Capital and surplus notes	a	A	A2	A

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-1	F1+
Long-Term Senior Debt	a+	AA-	A1	A+

PRICOA Global Funding I:
Long-Term Senior Debt	aa-	AA-	Aa3	AA-

* NR indicates not rated.

INVESTOR INFORMATION:

Corporate Office:	Investor Information Hotline:

Prudential Financial, Inc.	Dial 877-998-ROCK for additional printed information or inquiries.
751 Broad Street
Newark, New Jersey 07102	Web Site:
www.prudential.com
Common Stock:
Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.